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                          SIXTH AMENDMENT AND WAIVER TO

                                CREDIT AGREEMENT

                           Dated as of March 31, 1997

                                      Among

                   LABORATORY CORPORATION OF AMERICA HOLDINGS,

                                  as Borrower,

                                  ------------

                             THE BANKS NAMED HEREIN,
                                  as Banks, and

                                  --------

                           CREDIT SUISSE FIRST BOSTON,
                             as Administrative Agent

                             -----------------------



               --------------------------------------------------
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       SIXTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          SIXTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of March 31, 1997 (this "Amendment") among
LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE
FIRST BOSTON (formerly known as CREDIT SUISSE (NEW YORK
BRANCH)), as administrative agent (the "Administrative
Agent") for the Lenders hereunder.

                   PRELIMINARY STATEMENTS

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and
(ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                          ARTICLE I

                         AMENDMENTS

          SECTION 1.01.  Amendment of Definitions.  Section
1.01 of the Credit Agreement is hereby amended as follows:

          (a) by (i) deleting the words set forth below in italic type with strikeover lines and (ii) adding the words set forth below in bold-face type with underscoring, to read in its entirety as follows:

          "'Roche Debt' means the unsecured Debt of the Borrower issued in favor of Roche in an aggregate principal amount not to exceed $187 million, such Debt to (i) rank pari passu in right of payment with the Obligations of the Borrower under the Loan Documents, (ii) bear interest at a rate per annum equal to 6.625% and (iii) be due and payable on March 31, 1998."

          SECTION 1.02.  Amendment of Amortization Schedule.
Section 2.03(a) of the Credit Agreement is hereby amended by
(i) deleting the numbers set forth below in italic type with strikeover lines and (ii) adding the numbers set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (a) Term Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders having Term Advances the outstanding principal amount of the Term Advances on the following dates in the amounts indicated; provided that the last such installment shall be in an amount sufficient to repay all amounts owed by the Borrower under the Term Advances:

                    Date                Amount
                    ----                ------

          October 31, 1995           $16,666,000

          January 31, 1996            16,667,000

          April 30, 1996              16,667,000

          July 31, 1996               18,750,000

          October 31, 1996            18,750,000

          January 31, 1997            18,750,000

          February 19, 1998          131,250,000

          April 30, 1998              37,500,000

          July 31, 1998               37,500,000

          October 31, 1998            37,500,000

          January 31, 1999            37,500,000

          April 30, 1999              37,500,000

          July 31, 1999               43,750,000

          October 31, 1999            43,750,000

          January 31, 2000            43,750,000

          April 30, 2000              43,750,000

          July 31, 2000               50,000,000

          October 31, 2000            50,000,000

          January 31, 2001            50,000,000

          April 30, 2001              50,000,000
                                      ----------
          Total                     $800,000,000
                                    ============



          SECTION 1.03.  Amendment of Affirmative Covenants.
Section 5.01 of the Credit Agreement is hereby amended as follows:

          (a)  Leverage Ratio.  Section 5.01(i) of the
Credit Agreement is hereby amended by (i) deleting the numbers set forth below in italic type with strikeover lines and (ii) adding the numbers set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (i) Leverage Ratio. Maintain at the end of each four fiscal quarter period specified below a Leverage Ratio of not more than the ratio set forth below:

                Four Fiscal
            Quarters Ending in              Ratio
            ------------------              -----

          September 1996                  6.50:1.0

          December 1996                   6.50:1.0

          March 1997                      6.50:1.0

          June 1997                       6.00:1.0

          September 1997                  5.25:1.0

          December 1997                   5.25:1.0

          March 1998                      3.25:1.0

          June 1998                       3.25:1.0

          September 1998                  3.25:1.0

          December 1998                   3.00:1.0

          March 1999                      3.00:1.0

          June 1999                       3.00:1.0

          September 1999                  3.00:1.0

          December 1999                   2.50:1.0

          March 2000                      2.50:1.0

          June 2000                       2.50:1.0

          September 2000                  2.50:1.0

          December 2000                   2.50:1.0

          March 2001                      2.50:1.0



          (b) Interest Coverage Ratio. Section 5.01(j of the Credit Agreement is hereby amended by (i) deleting the numbers set forth below in italic type with strikeover lines and (ii) adding the numbers set forth below in bold-face type with underscoring, to read in its entirety as follows:

          (j) Interest Coverage Ratio. Maintain at the end of each four fiscal quarter period specified below an Interest Coverage Ratio of not less than the ratio set forth below:

                Four Fiscal
            Quarters Ending in              Ratio
            ------------------              -----

          September 1996                  2.50:1.0

          December 1996                   2.50:1.0

          March 1997                      2.25:1.0

          June 1997                       2.25:1.0

          September 1997                  2.50:1.0

          December 1997                   2.50:1.0

          March 1998                      4.40:1.0

          June 1998                       4.60:1.0

          September 1998                  4.60:1.0

          December 1998                   5.00:1.0

          March 1999                      5.00:1.0

          June 1999                       5.40:1.0

          September 1999                  5.40:1.0

          December 1999                   5.90:1.0

          March 2000                      5.90:1.0

          June 2000                       6.00:1.0

          September 2000                  6.00:1.0

          December 2000                   6.50:1.0

          March 2001                      7.00:1.0



                         ARTICLE II

                           WAIVERS

          SECTION 2.01.  Roche Debt.  The undersigned
Required Lenders hereby agree as follows:

          (a) the Roche Debt shall be excluded from the calculation of the Borrower's Consolidated Debt for the Borrower's four fiscal quarter periods ending March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997 for the purpose of determining the Borrower's compliance with the covenant set forth in Section 5.01(i) of the Credit Agreement [Leverage Ratio].

          (b) the Roche Debt shall be excluded from the calculation of the Interest Coverage Ratio for the Borrower's four fiscal quarter periods ending March 31, 1997, June 30, 1997, September 30, 1997 and December 31,
1997 for the purpose of determining compliance with the covenant set forth in Section 5.01(j) of the Credit
Agreement [Interest Coverage Ratio].

                         ARTICLE III

         CONDITIONS PRECEDENT; OBLIGATION SUBSEQUENT

          SECTION 3.01.  Conditions Precedent.  The
effectiveness of the amendment of the Existing Credit
Agreement as provided for hereby is subject to the following conditions precedent:

          (a)  The Administrative Agent shall have received
(in a quantity sufficient for all Lenders) evidence that the maturity of the Roche Debt has been extended to March 31, 1998.

          (b)  There shall have occurred no Material Adverse
Change since December 31, 1996 relating to the Borrower.

          (c) The Borrower shall have paid all accrued fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of special counsel to the Administrative Agent), including, but not limited to the amendment fee payable to the Administrative Agent for distribution to the Lenders in proportion to their Revolving Credit Commitments (without giving effect to any Competitive Bid Reduction) plus their respective Committed Advances, equal to 0.375% times (A) the total Revolving Credit Commitments in effect on the Amendment Effective Date, plus (B) the total Term Advances outstanding on the Amendment Effective Date.

          (d) The Administrative Agent shall have received the following, each dated as of the date hereof (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender and the Administrative
Agent:

               (i)  certified copies of the resolutions of
the board of directors of the Borrower approving this Amendment;

               (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of such Person authorized to sign this Amendment; and

               (iii)     a certificate of the Borrower
signed on behalf of the Borrower by its President or a Vice
President and its Secretary or any Assistant Secretary, dated as of the date hereof, certifying as to the truth in all material respects of the representations and warranties made by the Borrower herein.

          (e) The Administration Agent shall have received (in a quantity sufficient for all Lenders) (i) a copy of the final settlement with the Office of the Inspector General of the U.S. Department of Health, and (ii) evidence that all amounts payable pursuant to such settlement have been irrevocably paid in full.

          (f) The representations and warranties contained in Section 4.01 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

          (g) The Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Banks and the Administrative Agent in the form attached hereto as Exhibit A (the "Amended and Restated Credit Agreement") shall have been executed and delivered by each of the parties thereto.

          SECTION 3.02  Obligation Subsequent.  If the
conditions precedent to effectiveness of the Amended and Restated Credit Agreement have not been satisfied on or before June 30, 1997, the Borrower shall pay an additional fee to the Administrative Agent for distribution to the Lenders in proportion to their Revolving Credit Commitments
(without giving effect to any Competitive Bid Reduction) plus their respective Committed Advances, equal to 0.625% times (A) the total Revolving Credit Commitments in effect on the Amendment Effective Date, plus (B) the total
Committed Advances outstanding on the Amendment Effective
Date.

                         ARTICLE IV

               REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of
the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                          ARTICLE V

                        MISCELLANEOUS

          SECTION 5.01.  Governing Law.  This Amendment
shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 5.02.  Execution in Counterparts.  This
Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 5.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

BORROWER:           LABORATORY CORPORATION OF AMERICA
                      HOLDINGS

                    By:  /s/ WESLEY R. ELINGBURG
                        -------------------------------
                        Name:  Wesley R. Elingburg
                        Title: Executive Vice President
                               Chief Financial Officer and
                               Treasurer

ADMINISTRATIVE      CREDIT SUISSE FIRST BOSTON,
    AGENT:             as Administrative Agent

                    By:  /s/ KARL STUDER
                        -------------------------------
                        Name:  Karl Studer
                        Title: Director


                    By:  /s/ HEATHER RIEKENBERG
                        -------------------------------
                        Name:  Heather Riekenberg
                        Title: Vice President

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                    CREDIT SUISSE FIRST BOSTON

                    By   /s/ KARL STUDER
                        -------------------------------
                        Name:  Karl Studer
                        Title: Director


                    By   /s/MARTIN P. LASANCE
                        -------------------------------
                        Name:  Martin P. Lasance
                        Title: Associate
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                    BANK OF AMERICA ILLINOIS

                    By:  /s/ WENDY L. LORING
                        -------------------------------
                        Name:  Wendy L. Loring
                        Title: Vice President
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                    BANQUE NATIONALE DE PARIS

                    By:  /s/ RICHARD L. STED
                        -------------------------------
                        Name:  Richard L. Sted
                        Title: Senior Vice President

                    By:  /s/ BONNIE G. EISENSTAT
                        -------------------------------
                        Name:  Bonnie G. Eisenstat
                        Title: Vice President
                               Corporate Banking Division
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                    BAYERISCHE LANDESBANK GIROZENTRALE

                    By:  /s/ PETER OBERMANN
                        -------------------------------
                        Name:  Peter Obermann
                        Title: Senior Vice President
                               Manager Lending Division

                    By:  /s/ MARTHA ASMA
                        -------------------------------
                        Name:  Martha Asma
                        Title: Vice President
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                    THE CHASE MANHATTAN BANK

                    By:  /s/ SCOTT S. WARD
                        -------------------------------
                        Name:  Scott S. Ward
                        Title: Vice President
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                    CREDIT LYONNAIS (NEW YORK BRANCH)

                    By:  /s/ JOHN OBERLE
                        -------------------------------
                        Name:  John Oberle
                        Title: Vice President
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                    DEUTSCHE BANK AG NEW YORK BRANCH
                      and/or CAYMAN ISLANDS BRANCH

                    By:  /s/ WOLF A. KLUGE
                        -------------------------------
                        Name:  Wolf A. Kluge
                        Title: Vice President

                    By:  /s/ SHERINE FANOUS
                        -------------------------------
                        Name:  Sherine Fanous
                        Title: Assistant Vice President
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                    FIRST UNION NATIONAL BANK

                    By:  /s/ JOSEPH H. TOWELL
                        -------------------------------
                        Name:  Joseph H. Towell
                        Title: Senior Vice President
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                    THE FUJI BANK, LTD. (NEW YORK BRANCH)

                    By:  /s/ TOSHIAKI YAKURA
                        -------------------------------
                        Name:  Toshiaki Yakura
                        Title: Senior Vice President
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                    NATIONSBANK, N.A.

                    By:  /s/ MICHAEL A. CRABB, III
                        -------------------------------
                        Name:  Michael A. Crabb, III
                        Title: Vice President
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                    SOCIETE GENERALE

                    By:  /s/ GEORG L. PETERS
                        -------------------------------
                        Name:  Georg L. Peters
                        Title: Vice President

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                    SUMITOMO BANK

                    By:  /s/ JOHN C. KISSINGER
                        -------------------------------
                        Name:  John C. Kissinger
                        Title: Joint General Manager
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                    SWISS BANK CORPORATION

                    By: /s/ PAOLO SEIFERLE
                        -------------------------------
                        Name:  Paolo Seiferle
                        Title: Associate Director
                               Corporate Clients
                               Switzerland

                    By: /s/ DOROTHY L. MCKINLEY
                        -------------------------------
                        Name:  Dorothy L. McKinley
                        Title: Associate Director
                               Banking Finance
                               Support, N.A.

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                    WACHOVIA BANK OF GEORGIA, N.A.

                    By: /s/ LISA M. SHAWL
                        -------------------------------
                        Name:  Lisa M. Shawl
                        Title: Vice President
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                    WESTDEUTSCHE LANDESBANK

                    By: /s/ DONALD F. WOLF
                        -------------------------------
                        Name:  Donald F. Wolf
                        Title: Vice President

                    By: /s/ C. RUSHLAND
                        -------------------------------
                        Name:  C. Rushland
                        Title: Vice President
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                    COMMERZBANK AKTIENGESELLSCHAFT,
                      Atlanta Agency

                    By: /s/ A. BREMER
                        -------------------------------
                        Name:  A. Bremer
                        Title: Sen. Vice President

                    By: /s/ D. SUTTLES
                        -------------------------------
                        Name:  D. Suttles
                        Title: Vice President

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                    BANK BRUSSELS LAMBERT,
                      New York Branch

                    By: /s/ MARIA LAUDICINA BOYER
                        -------------------------------
                        Name:  Maria Laudicina Boyer
                        Title: Assistant Vice President


                    By: /s/ DOMINICK H.J. VANGAEVER
                        -------------------------------
                        Name:  Dominick H.J. Vangaever
                        Title: Senior Vice President Credit

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